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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) February 11, 2004
                                                       ------------------


                                  Syntel, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)


              0-22903                              38-2312018
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        (Commission File Number)        (IRS Employer Identification No.)


        525 E. Big Beaver Road, Suite 300, Troy, Michigan        48083
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               (Address of Principal Executive Offices)       (Zip Code)


                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

       Exhibit
       Number
       -------

       99.1      Press Release dated February 11, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 11, 2004, Syntel, Inc. (the "Company") issued a press release announcing results of operations and related financial information for the fourth quarter and full year ended December 31, 2003. A copy of the press release is attached to this Report as Exhibit 99.1. The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except if the Company expressly states that such information is to be considered "filed" under the Exchange Act or incorporates it by specific reference in such filing.








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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   Syntel, Inc.
                                   ------------------------------------------
                                                  (Registrant)




Date     February 11, 2004        By            /s/ Keshav Murugesh
       --------------------          ----------------------------------------
                                     Keshav Murugesh, Chief Financial Officer









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EXHIBIT INDEX


Exhibit No.           Description


99.1                  Press Release dated February 11, 2004.









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